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                                                                  EXHIBIT 10.60

THE SECURITIES EVIDENCED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS AND RULES. NO SALE, OFFER TO SELL OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS WARRANT OR ISSUABLE UPON THE EXERCISE HEREOF SHALL BE MADE UNLESS A REGISTRATION STATEMENT UNDER SUCH ACT, AND APPLICABLE STATE SECURITIES LAWS WITH RESPECT TO SUCH SECURITIES IS THEN IN EFFECT, OR PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS FOR SUCH LAWS AS MAY THEN BE IN EFFECT, OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

                           WARRANT TO PURCHASE SHARES
                          OF CONVERTIBLE PREFERRED STOCK

Company: Interactive Telesis Inc. (the "Company"), and any corporation that shall succeed to the obligations of the Company under this Warrant.

Number of Shares:          394,737

Class of Stock:            Series A Convertible Preferred Stock

Initial Warrant Price:     $0.75

Expiration Date:           November 21, 2007

Date of Grant:             November 21, 2000

Date of Reissue:           March 30, 2001

         THIS CERTIFIES THAT, for value received, Hambrecht & Quist Guaranty Finance, LLC, a California limited liability company, or nominees, is entitled to purchase the above number (as adjusted pursuant to provisions herein) of Series A Convertible Preferred Stock at the Initial Warrant Price above, as adjusted, subject to the provisions and upon terms and conditions set forth herein. This Warrant to Purchase Shares replaces and nullifies a warrant issued to Hambrecht & Quist Guaranty Finance, LLC with an Initial Warrant Price of $1.52 per share granted on November 21, 2000.

                   DEFINITIONS. As used herein, the following terms, unless the context otherwise requires, shall have the following meanings:


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                   1.1 "ACT" shall mean the Securities Act of 1933, as
amended, or any similar federal statute, and the rules and regulations thereunder, as shall be in effect from time to time.

                   1.2 "COMMON STOCK" shall mean shares of the presently authorized common stock of the Company and any stock into which such common stock may hereafter be exchanged.

                   1.3 "HOLDER" shall mean any person who shall at the time be the holder of this Warrant.

                   1.4 "SHARES" shall mean the shares of the Class of Stock that the Holder is entitled to purchase upon exercise of this Warrant, as adjusted pursuant to Section 5 hereof.

                   1.5 "WARRANT PRICE" shall be the Initial Warrant Price at which this Warrant may be exercised, as adjusted pursuant to Section 5 hereof.

         2. TERM. The purchase right represented by this Warrant is exercisable, in whole or in part, on or before the Expiration Date; provided, however, that the Warrant may not be exercised prior to the sixty-first
(61st) day after the expiration of the Commitment Period (as defined in that Equity Line of Credit Agreement dated November 21, 2000 between the Company and H&QGF, as amended (the "Equity Agreement") unless (a) the number of shares of Registrable Securities issuable to H&QGF upon exercise of the Warrant and any prior warrant issued to H&QGF (assuming conversion of the Class of Stock into Common Stock), together with (b) the Put Shares which the Company is then entitled to Put (as such terms are defined in the Equity Agreement) (assuming conversion of such Put Shares into Registrable Securities) would not exceed the limitation set forth in Section 7.2(h) of the Equity Line of Credit Agreement.

          3. EXERCISE OF WARRANT; PAYMENT; ISSUANCE OF NEW WARRANT.

                   3.1 Subject to Section 2 hereof, the purchase rights represented by this Warrant may be exercised by the Holder, in whole or in part, by the surrender of this Warrant (with the notice of exercise form attached hereto as Appendix A duly executed) at the principal office of the Company and by the payment to the Company, by check made payable to the Company drawn on a United States bank and for United States dollars, or by wire transfer to an account of the Company, of an amount equal to the then applicable Warrant Price per share multiplied by the number of Shares then being purchased. In the event of any exercise of the purchase right described in this Section 3, a certificate(s) for the Shares so purchased shall be delivered to the Holder within thirty (30) days of receipt of such payment and, unless this Warrant has been fully exercised or expired, a new Warrant (dated as of the date hereof) representing the


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         portion of the Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder within such thirty (30) day period. All shares of the Class of Stock, Common Stock or other securities issued upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable, and the Company will pay all taxes in respect of the issuance thereof (other than any transfer tax or any income or capital gain taxes payable by the Holder).

                   3.2 Unless covered by an effective registration statement at that time, the Company may require that such certificate or certificates and any new Warrant contain on the face thereof a legend substantially as follows:

                  The securities evidenced by this certificate have not been registered under the Securities Act of 1933, as amended, or applicable state securities laws and rules. No sale, offer to sell or transfer of the securities represented by this certificate shall be made unless a registration statement under such act, and applicable state securities laws with respect to such securities is then in effect, or pursuant to an exemption from such registration requirements for such laws as may then be in effect, or an opinion of counsel reasonably satisfactory to Company and its counsel that such registration is not required.

4. ADJUSTMENT OF NUMBER AND KIND OF SHARES AND ADJUSTMENT OF WARRANT PRICE.

                  4.1 CERTAIN DEFINITIONS: As used in this Section 4, the following terms shall have the respective meanings:

                  (a) OPTIONS: rights, options or warrants to subscribe for, purchase or otherwise acquire shares of Common Stock or Convertible Securities.

                  (b) CONVERTIBLE SECURITIES: any evidence of indebtedness, shares of stock or other securities directly or indirectly convertible into or exchangeable for Common Stock.

                  4.2 ADJUSTMENTS: The number and kind of securities purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

                   (a) RECLASSIFICATION, REORGANIZATION, CONSOLIDATION OR MERGER. In the case of any reclassification of the Common Stock, or any reorganization, consolidation or merger of the Company with or into another corporation (other than a merger or reorganization with respect to which the Company is the continuing corporation and which does not result in any


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         reclassification of the Common Stock) (a "Reclassification"), the
         Company, or such successor corporation, as the case may be, shall execute a new warrant providing that the Holder shall have the right to exercise such new warrant and upon such exercise to receive, in lieu of each share of the Class of Stock theretofore issuable upon exercise of this Warrant, the number and kind of securities receivable upon such reclassification, reorganization, consolidation or merger by a holder of shares of the Class of Stock for each such share of the Class of Stock. The aggregate Warrant Price of the new warrant shall be the aggregate Warrant Price in effect immediately prior to the Reclassification, and the Warrant Price per share shall be appropriately increased or decreased. Such new warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4 including, without limitation, adjustments to the Warrant Price and to the number of shares issuable upon exercise of this Warrant. The provisions of this subsection (a) shall similarly apply to successive Reclassifications.

                   (b) SPLIT, SUBDIVISION OR COMBINATION OF SHARES. If the Company at any time while this Warrant remains outstanding; and unexpired shall split, subdivide or combine the Class of Stock for which this Warrant is then exercisable, the Warrant Price shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination. Any adjustment under this subsection (b) shall become effective when the split, subdivision or combination becomes effective.

                   (c) STOCK DIVIDENDS. If the Company at any time while this Warrant remains outstanding and unexpired shall pay a dividend with respect to the Class of Stock for which this Warrant is then exercisable, payable in shares of that Class of Stock, Options, or Convertible Securities, the Warrant Price shall be adjusted, from and after the date of determination of the shareholders entitled to receive such dividend or distributions, to that price determined by multiplying the Warrant Price in effect immediately prior to such date of determination by a fraction (i) the numerator of which shall be the total number of shares of that Class of Stock outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which shall be the total number of shares of the same Class of Stock outstanding immediately after such dividend or distribution (including shares of that Class of Stock issuable upon exercise, conversion or exchange of any Option or Convertible Securities issued as such dividend or distribution). If the Options or Convertible Securities issued as such dividend or distribution by their terms provide, with the passage of time or otherwise, for any decrease in the consideration payable to the Company, or any increase in the number of shares issuable upon exercise, conversion or exchange thereof (by change of rate or otherwise), the Warrant Price shall, upon any such decrease or increase becoming effective, be reduced to reflect such decrease or


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         increase as if such decrease or increase became effective immediately prior to the issuance of the Options or Convertible Securities as the dividend or distribution. Any adjustment under this subsection (c) shall become effective on the record date.

                  (d) OTHER SECURITIES. In the event the Company at any time or from time to time after the issuance of this Warrant makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company other than shares of Common Stock, then, and in each such event, provision shall be made so that the Holder shall receive, upon exercise hereof, in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Company which the Holder would have received had this Warrant been exercised (assuming conversion of the Class of Stock into Common Stock) on the date of such event and had the Holder thereafter, during the period from the date of such event to and including the date of exercise, retained such securities receivable by such Holder as aforesaid during such period, subject to all other adjustments called for during such period under this Section 4 with respect to the rights of the Holder.

                  (e) NEW SECURITIES. If the Company, at any time while this Warrant remains outstanding and unexpired, shall issue additional shares of Common Stock, Options or Convertible Securities at a price per share below the Warrant Price (except for (i) issuances under the Equity Agreement, and (ii) grants of awards of options or restricted stock to employees or consultants of the Company approved by the Company's Board of Directors pursuant to an equity incentive or similar plan, and (iii) issuances of up to and including $1,000,000 under the Reichmann Transaction as defined in the First Amendment to Equity Line of Credit Agreement dated as of even date herewith, the Warrant Price shall be reduced to such price. Notwithstanding the foregoing, the Company shall not be required to make any adjustment to the Warrant Price in the case of the issuance of shares of Common Stock, Options or Convertible Securities upon the exercise of any options or warrants outstanding as of the Date of Grant.

                  4.3 ADJUSTMENT OF NUMBER OF SHARES. Upon each adjustment in the Warrant Price pursuant to Section 4.2 hereof, the number of Shares issuable upon exercise of this Warrant shall be adjusted to the product obtained by multiplying the number of Shares issuable immediately prior to such adjustment in the Warrant Price by a fraction (a) the numerator of which shall be the Warrant Price immediately prior to such adjustment, and (b) the denominator of which shall be the Warrant Price immediately after such adjustment.


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         5. NOTICE OF ADJUSTMENTS. Whenever the Warrant Price shall be adjusted pursuant to Section 4 hereof, the Company shall issue a certificate signed by its chief financial officer or chief executive officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Warrant Price after giving effect to such adjustment and shall cause a copy of such certificate to be mailed (by first class mail, postage prepaid) to the Holder.

         6. RIGHT TO CONVERT WARRANT INTO STOCK.

                  6.1 CONVERSION PRICE. The conversion price ("Conversion Price") of one share of the Class of Stock for which this Warrant is then exercisable is determined as, for the three months prior to any conversion of the Warrant into such Class of Stock:

                  (a) if the Common Stock is publicly traded, the product of (a) the highest closing sale price or, if no closing sale price is reported, the highest daily average between the ask and bid prices of the Common Stock quoted on any exchange or over-the-counter market on which the Common Stock is listed, whichever is applicable, as published in the Western Edition of THE WALL STREET JOURNAL, and (b) the number of shares of Common Stock into which each share of the Class of Stock for which this Warrant is then exercisable is then convertible, if applicable; or,

                  (b) if the Common Stock is not traded in an over-the-counter market or on an exchange, the highest fair market value of a single share of the Class of Stock for which this Warrant is then exercisable, as determined in good faith by the Company's Board of Directors' provided; however, that if the Holder disputes in writing the fair market value determined by the Board of Directors within thirty (30) days of being informed of such fair market value, the fair market value shall be determined by an independent appraiser, appointed in good faith by the Company's Board of Directors.

                  6.2 RIGHT TO CONVERT. In addition to the rights granted under Section 3 of this Warrant, the Holder shall have the right to require the Company to convert this Warrant (the "Conversion Right") into shares of the Class of Stock for which the Warrant is then exercisable, as provided in this Section 6. Upon exercise of the Conversion Right, the Company shall deliver to the Holder (without payment by the Holder of any Warrant Price) that number of shares of stock equal to the quotient obtained by dividing (x) the value of this Warrant at the time of the Conversion Right is exercised (determined by subtracting the aggregate Warrant Price immediately prior to the exercise of the Conversion Right from the aggregate Conversion Price) by
(y) the Conversion Price.


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                  6.3 METHOD OF EXERCISE. The Conversion Right may be
exercised at any time by the Holder by the surrender of this Warrant at the principal office of the Company together with a written statement specifying that the Holder thereby intends to exercise the Conversion Right. Certificates evidencing the Shares issuable exercise of the Conversion Right shall be delivered to the Holder within thirty (30) days following determination of the Conversion Price.

                  6.4 AUTOMATIC CONVERSION PRIOR TO EXPIRATION. To the extent this Warrant is not previously exercised, and if the Conversion Price is greater than the Warrant Price per share on the expiration date, this Warrant shall be deemed automatically exercised in accordance with Section 6.2 hereof (even if not surrendered) immediately before its expiration. To the extent this Warrant or any portion thereof is deemed automatically exercised pursuant to this Section 6.4, the Company agrees to notify Holder within a reasonable period of time of the number of shares of the Class of Stock, if any, Holder is to receive by reason of such automatic exercise. The Company shall issue to the Holder certificates for the Shares issued upon such automatic conversion in accordance with Section 6.3 above, although the Company may condition receipt of the certificate upon surrender of the Warrant to the Company.

         7. TRANSFERABILITY AND NON-NEGOTIABILITY OF WARRANTS AND SHARES. This Warrant and the Shares issued upon exercise hereof may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if reasonably requested by the Company). Subject to the provisions of this Section 7, title to the Warrant may be transferred in the same manner as a negotiable instrument transferable by endorsement and delivery.

         8. NOTICES. The Company shall mail any notice hereunder to the registered Holder of the Warrant, at its last known post office address appearing on the books of the Company, not less than ten (10) days prior to the date on which (a) a record will be made for the purpose of determining the Holders of Common Stock entitled to dividends or subscription rights, or
(b) a record will be made (or in lieu thereof, the transfer books will be closed) for the purpose of determining the Holders of Common Stock entitled to notice of and to vote at a meeting of stockholders at which any capital reorganization, reclassification of shares of Common Stock, consolidation, merger, dissolution, liquidation, winding up or sale of substantially all of the Company's assets shall be considered and acted upon.

         9. MISCELLANEOUS. No fractional shares shall be issued in connection with any exercise hereunder, but in lieu of such fractional Shares the Company shall make a cash payment therefor upon the basis of the fair market value of the fractional share. The terms and provisions of this Warrant shall


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inure to the benefit of, and be binding upon, the Company and the Holders hereof and their respective successors and assigns. This Warrant shall be construed under the laws of the State of Delaware, without regard to choice of law provisions. The parties agree to submit to the jurisdiction of the Delaware courts for the purpose of resolving any such disputes, and further agree that venue for any action brought hereunder shall lie exclusively in such courts. The representations, warranties and agreements herein contained shall survive the exercise of this Warrant. References to the "holder of" include the immediate Holder of shares purchased on the exercise of this Warrant, and the word "Holder" shall include the plural thereof. The titles of the sections and the subscriptions of this Warrant are for convenience only and are not to be considered in construing this Warrant. All pronouns used in the Warrant shall be deemed to include masculine, feminine and neuter forms.

         IN WITNESS WHEREOF, this Warrant has been duly executed by the undersigned, as of the Date of Grant shown above.



INTERACTIVE TELESIS INC.


By:
   --------------------------------------

Name:
      -----------------------------------

Title:
       ----------------------------------




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